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                                                                    EXHIBIT 10.2



                             CONTRIBUTION AGREEMENT

                  THIS CONTRIBUTION AGREEMENT dated as of __________, 2001 (this "Agreement"), is entered into by and among SHAMROCK LOGISTICS, L.P., a Delaware limited partnership (the "Partnership"), SHAMROCK LOGISTICS OPERATIONS, L.P. a Delaware limited partnership (the "Operating Partnership"), RIVERWALK LOGISTICS, L.P., a Delaware limited partnership (the "General Partner"), SHAMROCK LOGISTICS GP, LLC, a Delaware limited liability company ("Shamrock Logistics GP"), UDS LOGISTICS, LLC, a Delaware limited liability company ("UDS Logistics"), DIAMOND SHAMROCK REFINING AND MARKETING COMPANY, a Delaware corporation ("DSRMC") and SIGMOR CORPORATION, a Delaware corporation ("Sigmor").

                                    RECITALS

                  WHEREAS, the General Partner and Todd Walker (the "Organizational Limited Partner") have heretofore formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership (the "Delaware Act") for the purpose of serving as a limited partner of the Operating Partnership; and

                  WHEREAS, the General Partner contributed $10.00 to the capital of the Partnership and received a 1% general partner interest therein, and the Organizational Limited Partner contributed $990.00 to the capital of the Partnership and received a 99% limited partner interest therein; and

                  WHEREAS, the General Partner and the Organizational Limited Partner have heretofore formed the Operating Partnership pursuant to the Delaware Act for the purpose of


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owning and operating certain crude oil and refined product pipeline, terminalling and storage assets previously owned and operated by certain subsidiaries of Ultramar Diamond Shamrock Corporation ("UDS") (the "Business"), which assets have previously been transferred to the Operating Partnership by mergers with and by conveyances and assignments from subsidiaries of UDS; and

                  WHEREAS, the General Partner contributed $10.00 to the capital of the Operating Partnership and received a 1% general partner interest therein, and the Organizational Limited Partner contributed $990.00 to the capital of the Operating Partnership and received a 99% limited partner interest therein; and

                  WHEREAS, the Operating Partnership has entered into a bank credit agreement (the "Bank Credit Agreement") providing for a $120 million revolving credit facility; and

                  WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, the General Partner and the Partnership have entered into that certain Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"); and

                  WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, the General Partner and the Organizational Limited Partner have entered into that certain Second Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement");

                  NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:


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                                    ARTICLE I

                                   DEFINITIONS

         1.1 Definitions. The following capitalized terms shall have the meanings given below.

                  "Agreement" means this Contribution Agreement.

                  "Bank Credit Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

                  "Business" has the meaning assigned to such term in the Recitals to this Agreement.

                  "Common Units" means common limited partner interests in the Partnership.

                  "Delaware Act" has the meaning assigned to such term in the Recitals to this Agreement.

                  "DSRMC" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "Effective Time" means 12:01 a.m. Eastern Standard Time on __________, 2001.

                  "General Partner" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "OLP Interests" means limited partnership interests in the Operating Partnership.

                  "Operating Partnership" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "Operating Partnership Agreement" has the meaning assigned to such term in the Recitals to this Agreement.


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                  "Organizational Limited Partner" has the meaning assigned to such term in the Recitals to this Agreement.

                  "Partnership" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "Partnership Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

                  "Shamrock Logistics GP" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "Sigmor" has the meaning assigned to such term in the opening paragraph of this Agreement.

                  "Subordinated Units" means subordinated limited partner interests in the Partnership.

                  "UDS" has the meaning assigned to such term in the Recitals to this Agreement.

                  "UDS Logistics" has the meaning assigned to such term in the opening paragraph of this Agreement.

                                   ARTICLE II

                            CONTRIBUTIONS AT CLOSING

         2.1 DSRMC Contribution to Shamrock Logistics GP. DSRMC hereby contributes OLP Interests to Shamrock Logistics GP and Shamrock Logistics GP hereby accepts such OLP Interests as a contribution to the capital of Shamrock Logistics GP.


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         2.2 DSRMC Contribution to UDS Logistics. DSRMC hereby contributes OLP
Interests to UDS Logistics and UDS Logistics hereby accepts such OLP Interests as a contribution to the capital of UDS Logistics.

         2.3 Shamrock Logistics GP Contribution to the General Partner. Shamrock Logistics GP hereby contributes the OLP Interests received in Section 2.1 above to the General Partner in exchange for a 0.1% general partner interest in the General Partner and the General Partner hereby accepts such OLP Interests as a contribution to the capital of the General Partner.

         2.4 UDS Logistics Contribution to the General Partner. UDS Logistics hereby contributes the OLP Interests received in Section 2.2 above to the General Partner in exchange for 99.9% limited partner interest in the General Partner and the General Partner hereby accepts such OLP Interests as a contribution to the capital of the General Partner.

         2.5 Conversion of OLP Interests. The parties acknowledge that pursuant to the Operating Partnership Agreement, a portion of the OLP Interests held by the General Partner have been converted into general partner interests so that the General Partner holds a 1.0101% general partner interest in the Operating Partnership.

         2.6 DSRMC Contribution to UDS Logistics. DSRMC hereby contributes OLP Interests to UDS Logistics in exchange for member interests in UDS Logistics and UDS Logistics hereby accepts such OLP Interests as a contribution to the capital of UDS Logistics.

         2.7 Sigmor Contribution to UDS Logistics. Sigmor hereby contributes OLP Interests to UDS Logistics in exchange for member interests in UDS Logistics and UDS Logistics hereby accepts such OLP Interests as a contribution to the capital of UDS Logistics.


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         2.8 GP Contribution to the Partnership. General Partner hereby contributes its OLP Interests to the Partnership in exchange for a 1% general partner interest in the Partnership and the Partnership hereby accepts such OLP Interests as a contribution to the capital of the Partnership.

         2.9 UDS Logistics Contribution to the Partnership. UDS Logistics hereby contributes its OLP Interests to the Partnership in exchange for 8,999,222 Subordinated Units and 4,399,322 Common Units and the Partnership hereby accepts such OLP Interests as a contribution to the capital of the Partnership.

         2.10 Bank Credit Agreement Borrowing. The parties acknowledge that the Operating Partnership has borrowed $__________ under the Bank Credit Agreement.

                                   ARTICLE III

                       PUBLIC OFFERING AND USE OF PROCEEDS

         3.1 Public Cash Contribution. The parties to this Agreement acknowledge a cash contribution to the Partnership of $__________ ($__________ after payment of underwriting discounts and commissions) from the public in exchange for 4,000,000 Common Units.

         3.2 Partnership Cash Contribution. The Partnership hereby contributes cash in the amount of $[net amount received from public] to the Operating Partnership in exchange for OLP Interests and the Operating Partnership hereby accepts such cash contribution as a contribution to the capital of the Operating Partnership.

         3.3 Operating Partnership Use of Proceeds. The parties to this Agreement acknowledge that the Operating Partnership has used the cash received as set forth in Section 3.2


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above along with $ ___________ from the Bank Credit Agreement as follows: (a)
reimbursement to the General Partner and others for certain capital expenditures in the amount of $20.52 million; (b) payment of certain transaction expenses in the aggregate amount of $ ___________ million including, without limitation, all of the syndication costs incurred by the Partnership in connection with the public offering of the Common Units; (c) payment in the aggregate amount of [$9] million to DSRMC as repayment of a working capital loan previously made by DSRMC to the Operating Partnership; (d) repayment of qualified debt previously assumed by the Operating Partnership pursuant to certain mergers and asset conveyances related to the Business in the aggregate amount of $98.68 million; and (e) $5.0 million for working capital and general corporate purposes.

                                   ARTICLE IV

                               FURTHER ASSURANCES

         4.1. Further Assurances. From time to time after the date hereof, and without any further consideration, each party upon request from another shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be reasonably necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.


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                                    ARTICLE V

                                  MISCELLANEOUS

         5.1. Order of Completion of Transactions; Effective Time. The transactions provided for in Articles II and III of this Agreement shall be completed on the date of this Agreement in the following order:

                  First, the transactions provided for in Article II shall be completed; and

                  Second, the transactions provided for in Article III shall be completed.

         5.2. Costs. The Operating Partnership shall pay all sales, use and similar taxes arising out of the contributions and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith, if any.

         5.3. Headings: References: Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, if any, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits, if any, shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general


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statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         5.4. Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         5.5. No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         5.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         5.7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

         5.8. Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and


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necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

         5.9. Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

         5.10 Integration. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

         5.11 Power of Attorney. Each of the parties hereby constitutes and appoints the General Partner and its successors and assigns as its true and lawful attorney with full power of substitution, having full right and authority in each of the parties' name and their respective successors and assigns, to demand, sue for, recover, collect and receive any and all accounts receivable hereby distributed and delivered to the General Partner, and to use and take any and all lawful means for the recovery thereof by legal process or otherwise; to give receipts, releases and acquittances for or in respect of the same or any part thereof; to institute and prosecute in the name of each of the parties or otherwise, and to defend and compromise, any and all actions, suits or proceedings in respect of any accounts receivable hereby distributed and delivered to the General Partner, which the General Partner and its successors and assigns shall deem desirable. Each of the parties hereby declares that the foregoing powers are coupled with an interest and shall be irrevocable by it in any manner or for any reason.


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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                   SHAMROCK LOGISTICS, L.P.,
                                   a Delaware limited partnership

                                   By: Riverwalk Logistics, L.P.
                                       its general partner

                                       By: Shamrock Logistics GP, LLC


                                            By:
                                               -----------------------------


                                   SHAMROCK LOGISTICS OPERATIONS, L.P.,
                                   a Delaware limited partnership

                                   By: Riverwalk Logistics, L.P.
                                       its general partner

                                       By: Shamrock Logistics GP, LLC


                                            By:
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                                   RIVERWALK LOGISTICS, L.P.,
                                   a Delaware limited partnership

                                   By: Shamrock Logistics GP, LLC
                                       its general partner

                                       By: Diamond Shamrock Refining and
                                           Marketing Company, a Delaware
                                           corporation


                                            By:
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                                   DIAMOND SHAMROCK REFINING AND
                                   MARKETING COMPANY,
                                   a Delaware corporation


                                   By:
                                      ----------------------------------------


                                   SIGMOR CORPORATION,
                                   a Delaware corporation


                                   By:
                                      ----------------------------------------


                                   SHAMROCK LOGISTICS GP, LLC,
                                   a Delaware limited liability company

                                   By: Diamond Shamrock Refining and Marketing
                                       Company, a Delaware corporation


                                       By:
                                          ------------------------------------


                                   UDS LOGISTICS LLC,
                                   a Delaware limited liability company

                                   By: Diamond Shamrock Refining and Marketing
                                       Company, a Delaware corporation


                                       By:
                                          ------------------------------------